EXHIBIT 99.1

SECURITIES PURCHASE AGREEMENT

between

TRANS-LUX CORPORATION

and

RETOP INDUSTRIAL (HONG KONG) LIMITED

dated as of

June 27, 2014

TABLE OF CONTENTS

ARTICLE I

DEFINITIONS

1

ARTICLE II

PURCHASE AND SALE

3

Section 2.01

Purchase and Sale

2

Section 2.02

Transactions Effected at the Closing

4

Section 2.03

Closing

5

Section 2.04

Use of Proceeds

5

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

5

Section 3.01

Organization, Qualification and Authority of the Company

5

Section 3.02

Subsidiaries

6

Section 3.03

Capitalization

6

Section 3.04

No Conflicts; Consents

7

Section 3.05

Valid Issuance of Purchased Shares

7

Section 3.06

Filings, Consents and Approvals

7

Section 3.07

Financial Statements

7

Section 3.08

No Material Adverse Effect

8

Section 3.09

Insurance

8

Section 3.10

Legal Proceedings; Governmental Orders

8

Section 3.11

Permits

9

Section 3.12

Compliance With Laws

9

Section 3.13

Material Contracts

9

Section 3.14

Title to Assets

9

Section 3.15

Taxes

9

Section 3.16

Brokers

10

Section 3.17

Exchange Act Reports

10

Section 3.18

Intellectual Property

10

Section 3.19

Internal Accounting and Disclosure Controls

10

Section 3.20

Certain Securities Law Matters

11

Section 3.21

Affiliate Transactions

11

Section 3.22

Anti-Corruption Laws

11

Section 3.23

No Other Representations or Warranties

11

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF INVESTOR

11

Section 4.01

Organization and Authority of Investor

11

Section 4.02

No Conflicts; Consents

12

Section 4.03

Investment Purpose

12

Section 4.04

Independent Investigation

12

Section 4.05

Brokers

12

ARTICLE V

COVENANTS AND ADDITIONAL AGREEMENTS

12

Section 5.01

Covenants

12

Section 5.02

Director Appointment

13

Section 5.03

Registration Rights

14

Section 5.04

Cooperation Regarding Rule 144

16

Section 5.05

Preferred Supplier

16

Section 5.06

Further Assurances

16

ARTICLE VI

INDEMNIFICATION

16

Section 6.01

Survival

16

Section 6.02

Indemnification

16

Section 6.03

Certain Limitations

18

Section 6.04

Tax Treatment of Indemnification Payments

18

Section 6.05

Exclusive Remedies

18

ARTICLE VII

MISCELLANEOUS

18

Section 7.01

Expenses

18

Section 7.02

Notices

18

Section 7.03

Interpretation

18

Section 7.04

Headings

18

Section 7.05

Severability

18

Section 7.06

Entire Agreement

18

Section 7.07

Successors and Assigns

18

Section 7.08

No Third-party Beneficiaries

19

Section 7.09

Amendment and Modification; Waiver

19

Section 7.10

Governing Law

19

Section 7.11

Dispute Resolution

19

Section 7.12

Waiver of Jury Trial

20

Section 7.13

Counterparts

20

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”), dated as of June 27, 2014, is entered into by and between TRANS-LUX CORPORATION, a Delaware corporation (the “Company”) and Retop Industrial (Hong Kong) Limited, a company incorporated in Hong Kong (“Investor”).

RECITALS

WHEREAS, the Company has authorized the issuance by the Company of up to 333,333 shares of its common stock, par value $0.001 per share (the “Common Shares”); and

WHEREAS, the Company wishes to sell to Investor, and Investor wishes to purchase from the Company, 333,333 Common Shares, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

The following terms have the meanings specified or referred to in this ARTICLE I:

“Action” means any claim, action, cause of action, demand, lawsuit, arbitration, inquiry, audit, notice of violation, proceeding, litigation, citation, summons, subpoena or investigation of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity.

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.  The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise .

“Agreement” has the meaning set forth in the preamble.

“Audited Financial Statements” has the meaning set forth in Section 3.07.

“Balance Sheet” has the meaning set forth in Section 3.07.

“Balance Sheet Date” has the meaning set forth in Section 3.07.

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in New York City are authorized or required by Law to be closed for business.

“Closing” has the meaning set forth in Section 2.03.

“Closing Date” has the meaning set forth in Section 2.03.

“Commission” means U.S. Securities and Exchange Commission.

“Common Shares” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the preamble.

“Company’s Knowledge” or any other similar knowledge qualification, means the actual knowledge of any director or named executive officer of the Company.

“Dollars or $” means the lawful currency of the United States.

“Exchange Act” has the meaning set forth in Section 3.16.

“GAAP” means United States generally accepted accounting principles in effect from time to time.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Indemnitees” has the meaning set forth in Section 6.02.

“Insurance Policies” has the meaning set forth in Section 3.09.

“Intellectual Property” has the meaning set forth in Section 3.17.

“Investor” has the meaning set forth in the preamble.

“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Authority.

“Lien” means any lien (statutory or other), security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, or other encumbrance of any kind or nature.

“Losses” means actual out-of-pocket losses, damages, liabilities, deficiencies,  judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers; provided, that “Losses” shall not include punitive damages, or any incidental, consequential, special or indirect damages.

“Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or could reasonably be expected to become, individually or in the aggregate, materially adverse to the business, results of operations, condition (financial or otherwise) or assets of the Company and its Subsidiaries, taken as a whole; provided, however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions; (ii) conditions generally affecting the industries in which the Company operates; (iii) any changes in financial or securities markets in general; (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (v) any action required or permitted by this Agreement; (vi) any changes in applicable Laws or accounting rules, including GAAP; or (vii) the public announcement, pendency or completion of the transactions contemplated by this Agreement; provided further, however, that any event, occurrence, fact, condition or change referred to in clauses (i) through (iv) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such event, occurrence, fact, condition or change has a disproportionate effect on the Company and its Subsidiaries, taken as a whole, compared to other participants in the industries in which the Company conducts its businesses.

“Material Contracts” has the meaning set forth in Section 3.12.

“Permits” means all permits, licenses, franchises, approvals, authorizations, registrations, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Authorities.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Purchased Shares” has the meaning set forth in Section 2.01.

“Purchase Price” has the meaning set forth in Section 2.01.

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“Repricing Period” means the period commencing on the Closing Date and ending on the date upon which the Company shall issue additional Common Shares to any other investor(s) at a price equal to or greater than $6.00 per share; provided that the aggregate purchase price for the issuance of such shares shall be at least equal to or greater than $2,000,000.

“Securities Act” means the Securities Act of 1933, as amended.

“SEC Reports” has the meaning set forth in Section 3.16.

“Subsidiaries” has the meaning set forth in Section 3.02.

“Tax Return” means any return, declaration, report, claim for refund, information return or statement or other document relating to income taxes, including any schedule or attachment thereto, and including any amendment thereof, in each case which are required to be filed by the Company.

“Trading Market” means The NASDAQ Global Market or any other national securities exchange, market or trading or quotation facility on which the Common Shares is then listed or quoted.

ARTICLE II
PURCHASE AND SALE

Section 2.01

Purchase and Sale.  Subject to the terms and conditions set forth herein, at the Closing, the Company shall sell to Investor, and Investor shall purchase from the Company, for an aggregate purchase price of $2,000,000 (the “Purchase Price”), 333,333 Common Shares (the “Purchased Shares”).  The parties hereto agree that if Company shall, at any time or from time to time during the Repricing Period, issue any additional Common Shares to any other investor at a price lower than $6.00 per share, then Investor shall be entitled to adjust its stock price per share under this Agreement ($6.00 per share) to such lower stock price per share and the number of Purchased Shares shall be proportionally increased to account for this adjustment.  Upon payment of the Purchase Price, the Investor shall be granted two year warrants to purchase up to 33,333 shares of the Company’s common stock (the “Warrants”) pursuant to a warrant agreement in the form agreed to between the parties (collectively, the “Warrant Agreement”).  The Warrant Agreement shall provide that the Warrants shall vest immediately upon the initial exercise date thereof.  The initial exercise date of the Warrants shall be the same date as the date of this Agreement.  The Warrants shall have an exercise price equal to $8.00 per share.  The Warrants shall be exercisable by the Investor at any time after such Warrants have vested and prior to the date that the Warrants terminate in accordance with the terms of the Warrant Agreement.

Section 2.02

Transactions Effected at the Closing.

(a)

At the Closing, Investor shall deliver to the Company:

(i)

the Purchase Price by wire transfer of immediately available funds to an account of the Company designated in writing by the Company to Investor with the Purchased Shares held in escrow by the Company’s outside counsel to be released to Investor upon the payment; and

(ii)

an executed copy of this Agreement and all other agreements, documents, instruments or certificates required to be delivered by Investor at or prior to the Closing pursuant to the terms of this Agreement.

(b)

At the Closing, the Company shall deliver to Investor:

(i)

 Documentation representing issuance of the Purchased Shares in certificated form, which shares shall be issued in the name of Investor;

(ii)

A Certificate, executed by the Company’s Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying that (A) the representations and warranties made by the Company herein are true and correct in all material respects; (B) the Company has performed all obligations and covenants herein required to be performed by it on the Closing Date, (C) the Company has obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Purchased Shares and the consummation of the transactions contemplated by this Agreement, all of which shall be in full force and effect, (D) no judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any Governmental Authority, shall have been issued, and no Action shall have been instituted by any Governmental Authority, enjoining or preventing the consummation of the transactions contemplated by the Agreement; (E) no stop order or suspension of trading shall have been imposed by the Commission or any other Governmental Authority having jurisdiction over the Company or the market(s) where the Common Shares are listed or quoted, with respect to public trading; and (F) there shall be no Material Adverse Effect with respect to the Company as of the Closing Date;

(iii)

A Certificate, executed by the Company’s Secretary, dated as of the Closing Date, certifying (A) the resolutions duly adopted by the Company’s board of directors approving the transactions contemplated by this Agreement and the issuance of the Purchased Shares, (B) the current versions of the Certificate of Incorporation and Bylaws of the Company, (C) the valid existence and good standing of the Company and its Subsidiaries, and (D) as to the signatures and authority of persons signing this Agreement and related documents on behalf of the Company;

(iv)

A good standing certificate issued by the Secretary of State of Delaware as of a date not more than five business days prior to the Closing Date with respect to the Company’s good standing;

(v)

An Opinion of Counsel duly executed by the Company’s legal counsel on the Closing Date, addressed to Investor, in form and substance as agreed to by the Company and Investor, with respect to the matters set forth on Annex A hereto; and

(vi)

An executed copy of this Agreement and all other agreements, documents, instruments or certificates required to be delivered by Investor at or prior to the Closing pursuant to the terms of this Agreement.

Section 2.03

Closing.  Subject to the terms and conditions of this Agreement, the purchase and sale of the Purchased Shares contemplated hereby shall take place on the date upon which the Purchase Price shall be received by the Company (the “Closing”) remotely by electronic mail and/or facsimile, or at such other time or on such other date or at such other place or by such other method as the Company and Investor may mutually agree upon orally or in writing (the day on which the Closing takes place shall be referred to herein as the “Closing Date”).

Section 2.04

Use of Proceeds.  The proceeds from the issuance of the Purchased Shares shall be used by the Company in connection with its LED display business unit, including for working capital and general corporate purposes related thereto, and not for any other purpose or any other business unit, such as the Company’s LED lighting unit.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Investor that the statements contained in this ARTICLE III are true and correct as of the Closing Date.

Section 3.01

Organization, Qualification and Authority of the Company.  The Company and each of its Subsidiaries (as defined below) is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and is qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the properties owned, leased or operated, or the business conducted, by it requires such qualification or licensing, except to the extent that the failure to so qualify or be licensed would not have a Material Adverse Effect.  The Company has full corporate power and authority to (a) enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby, and (b) own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it has been and is currently conducted.  The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Company.  All corporate action on the part of the Company necessary for the authorization, execution and delivery by the Company of this Agreement and the performance of all obligations of the Company hereunder, including the authorization, issuance, sale and delivery of the Purchased Shares, has been taken and no further action is required by the Company, its board of directors or its stockholders in connection therewith.  This Agreement has been duly executed and delivered by the Company, and (assuming due authorization, execution and delivery by Investor) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws and equitable principles related to or affecting creditors’ rights generally or the effect of general principles of equity.

Section 3.02

Subsidiaries.  A true and correct listing of all of the Company’s subsidiaries as of December 31, 2013  is set forth in Exhibit 21 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed with the Commission on May 13, 2014.  The subsidiaries on such list, excluding Trans-Lux Southwest Corporation and Trans-Lux Montezuma Corporation, shall be collectively referred to herein as “Subsidiaries”.  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. There are no outstanding (a) securities of the Company or any Subsidiary convertible into or exchangeable for shares of capital stock or voting securities of any Subsidiary or (b) options or other rights to acquire from the Company or any Subsidiary, or other obligation of the Company or any Subsidiary to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of any Subsidiary (the items in clauses (a) and (b) being referred to collectively as the “Subsidiary Securities”). There are no outstanding obligations of the Company or any Subsidiary to repurchase, redeem or otherwise acquire any outstanding Subsidiary Securities.

Section 3.03

Capitalization.

(a)

Schedule 3.03 sets forth as of the date hereof and as of immediately following the Closing after giving effect to the transactions contemplated by this Agreement (a) the authorized capital stock of the Company; (b) the number and class of shares of capital stock of the Company issued and outstanding; (c) the number and class of shares of capital stock of the Company issuable pursuant to the Company’s 2012 Long Term Incentive Plan and other award programs; and (d) the number and class of shares of capital stock of the Company issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company and a description of the number and rights of such securities.

(b)

As of immediately following the Closing after giving effect to the transactions contemplated by this Agreement, to the Company’s Knowledge and assuming Investor’s representations in Section 4.02 are true and correct in all respects, (i) all of the issued and outstanding shares of capital stock of the Company will have been duly authorized, validly issued, fully paid and non-assessable, (ii) all of the issued and outstanding shares of capital stock of the Company will have been issued in compliance with all applicable federal and state securities Laws, and (iii) none of the issued and outstanding shares of capital stock of the Company will have been issued in violation of any agreement, arrangement or commitment to which the Company or any of its Affiliates is a party or is subject to or in violation of any preemptive or similar rights of any Person.

(c)

Except as described in Schedule 3.03, no Person has any right of first refusal, preemptive right, right of participation, right of first refusal, right of co-sale or similar right in favor of stockholders with respect to any of the Purchased Shares, or the issuance or sale thereof, whether pursuant to the Company’s certificate of incorporation or bylaws, applicable law, contract or otherwise.

(d)

Except as described in Schedule 3.03, there are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock or voting securities of the Company or securities convertible into or exchangeable for capital stock or voting securities of the Company.  Except as described in Schedule 3.03, there are no outstanding shares of capital stock or securities that can be convertible into or exchangeable for any shares of capital stock or voting securities of the Company or its Subsidiaries.

(e)

Except as described on Schedule 3.03, the issuance and sale of the Purchased Shares will not obligate the Company to issue Common Shares or other securities to any Person (other than Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(f)

Except as described on Schedule 3.03 or pursuant to equity awards granted under the Company’s 2012 Long Term Incentive Plan or other award programs, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the security holders of the Company relating to the securities of the Company held by them.

(g)

Except as described on Schedule 3.03, no Person has the right to require the Company to register any securities of the Company under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

Section 3.04

No Conflicts; Consents.  The execution, delivery and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not, to the Company’s Knowledge: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, by-laws or other organizational documents of the Company or any Subsidiary; (b) materially conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, except where the conflict, violation, breach, default, termination, amendment, acceleration or cancellation or failure to give notice would not, individually or in the aggregate, have a Material Adverse Effect. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to the Company in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, except for such consents, approvals, Permits, Governmental Orders, declarations, filings or notices which, in the aggregate, would not have a Material Adverse Effect.

Section 3.05

Valid Issuance of Purchased Shares.  The Purchased Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly authorized, validly issued, fully paid and nonassessable, and will be free and clear of all Liens, other than restrictions on transfer under applicable state and federal securities laws.

Section 3.06

Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other Governmental Body or other Person in connection with the execution, delivery and performance by the Company of any of the Transaction Documents, other than such post-sale exemption notice filings pursuant to applicable federal and state securities laws which the Company undertakes to file within the applicable time periods.

Section 3.07

Financial Statements.  Complete copies of the Company’s audited financial statements consisting of the balance sheet of the Company as at December 31, 2013 (the “Balance Sheet”) and the related statements of income and retained earnings, stockholders’ equity and cash flow for the year then ended (the “Audited Financial Statements”) have been delivered to Investor.  The Audited Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved.  The Audited Financial Statements are based on the books and records of the Company, and, fairly present in all material respects the financial condition of the Company as of the respective dates they were prepared and the results of the operations of the Company for the periods indicated in accordance with GAAP.  The date of the Balance Sheet is referred to herein as the “Balance Sheet Date”.

Section 3.08

No Material Adverse Effect.  Since the Balance Sheet Date, and other than in the ordinary course of business consistent with past practice, (a) there has not been, with respect to the Company, any event, occurrence or development that has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (b) the Company has not incurred any liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, (ii) current liabilities (within the meaning of GAAP) incurred since the Balance Sheet Date in the ordinary course of business consistent in nature and amount with past practice and which are not material in amount, (iii) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, or (iv) as disclosed in Schedule 3.08; (c) the Company has not altered its method of accounting, (d) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (e) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans or as disclosed in SEC Reports.  Except for the issuance of the Purchased Shares contemplated by this Agreement and the Company’s filing of its Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2014, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses that would be required to be disclosed by the Company under applicable securities laws.  The Company represents and warrants that its periodic report on Form 10-Q for the three month period ending on March 31, 2014 shall not contain any material adverse development from the Form 10-K for the twelve month period ending December 31, 2013 in terms of assets, operation results and business conditions.

Section 3.09

Insurance.  The Company currently carries policies or binders of fire, liability, umbrella liability, real and personal property, workers’ compensation, vehicular, directors and officers’ liability, and other casualty and property insurance maintained by the Company or its Affiliates and relating to the assets, business, operations, employees, officers and directors of the Company (collectively, the “Insurance Policies”).  Such Insurance Policies are in full force and effect and shall remain in full force and effect following the consummation of the transactions contemplated by this Agreement.  To the Company’s Knowledge, the insurance coverage provided by such policies is customary for the industry in which the Company and the Subsidiaries operate.  Each of the Company and the Subsidiaries has complied with the provisions of each such policy under which it is an insured party, except for instances of noncompliance that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.  There are no pending or, to the Company’s Knowledge, threatened claims under any insurance policy that individually or in the aggregate have had or would reasonably be expected to have a Material Adverse Effect.

Section 3.10

Legal Proceedings; Governmental Orders.

(a)

There are no Actions pending or, to the Company’s Knowledge, threatened against or by the Company that questions the validity of this Agreement, or the right of the Company to enter into or to consummate the transactions contemplated hereby, or which would or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b)

To the Company’s Knowledge, there are no outstanding Governmental Orders and no unsatisfied judgments, penalties or awards against or affecting the Company or any of its properties or assets which, individually or in the aggregate, would have a Material Adverse Effect.

(c)

To the Company’s Knowledge, there are no Commission inquiries or investigations, other governmental inquiries or investigations or internal investigations pending or threatened in each case regarding any accounting practices of the Company or any alleged malfeasance by any director or executive officer of the Company.

Section 3.11

Permits.  The Company and its Subsidiaries possess all Permits necessary for the present conduct of their respective businesses, other than where the failure to have such Permits would not reasonably be expected to cause a Material Adverse Effect.

Section 3.12

Compliance With Laws.  To the Company’s Knowledge, and except with respect to the Company’s filing of its Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2014, the Company is currently in compliance with all Laws applicable to it or its business, properties or assets, except where non-compliance would not, individually or in the aggregate, have a Material Adverse Effect.  Without limiting the generality of the foregoing, the Company has not, and, to the Company’s Knowledge, none of its Affiliates or Representatives has, taken, directly or indirectly, any overt action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the transactions contemplated hereby.

Section 3.13

Material Contracts.  All material contracts, plans and arrangements to which the Company or any Subsidiary is a party or any of their respective properties or assets is subject that are required to be filed as an exhibit to any SEC Report have been so filed with the Commission (such documents, the “Material Contracts”).  All the Material Contracts are valid and in full force and effect, except to the extent they have previously expired or terminated in accordance with their terms and except for any invalidity or failure to be in full force and effect that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  To the Company’s Knowledge, none of the Company or any Subsidiary is in violation of or default (with or without notice or lapse of time or both) under, or has waived or failed to enforce any rights or benefits under, any Material Contract, except for violations, defaults, waivers or failures to enforce rights or benefits that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.  To the Company’s Knowledge, no other party to any Material Contract is in breach thereof or default thereunder, except for breaches or defaults that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 3.14

Title to Assets.  To the Company’s Knowledge, each of the Company and its Subsidiaries has good, valid and marketable title to, or in the case of leased properties and assets, valid leasehold interests in, all the assets and properties that it owns or uses and that are reflected on the Balance Sheet, or that were thereafter acquired (except for assets and properties sold, consumed or otherwise disposed of in the ordinary course of business since such date) except where the failure to have such title or valid leaseholds would not reasonably be expected to have a Material Adverse Effect.

Section 3.15

Taxes.

(a)

The Company has timely filed all Tax Returns that it was required to file as of the Balance Sheet Date.  To the Company’s Knowledge at the time of such filings, all such Tax Returns were complete and correct in all material respects.  All taxes shown as due on any Tax Return by the Company have been, to the Company’s Knowledge, timely paid, duly provided for, or are being contested in good faith by appropriate proceedings.  The Company has disclosed to the Investor material tax issues that are being contested.  Any non-disclosure of the tax issues would not reasonably be expected to have a Material Adverse Effect.

(b)

The Company has withheld and paid each tax required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, customer, shareholder or other party, and complied in all material respects with all information reporting and backup withholding provisions of applicable Law, except where non-compliance would not, individually or in the aggregate, have a Material Adverse Effect.

(c)

Since December 31, 2011, no extensions or waivers of statutes of limitations have been given or requested with respect to any taxes of the Company.

(d)

The Company is not a party to any Action by any taxing authority.  There are no pending or threatened Actions by any taxing authority.

Section 3.16

Brokers.  No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

Section 3.17

Exchange Act Reports.  The Company has filed all reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) required to be filed by it from January 1, 2012 through the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein being collectively referred to herein as the “SEC Reports”), except for the Company’s Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2014.  As of their respective filing dates (or, if amended, as of the date of such amendment), the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent corrected by an SEC Report filed subsequently (but prior to the date hereof). There are no outstanding or unresolved comments in comment letters received from the Commission staff with respect to any of the SEC Reports.

Section 3.18

Intellectual Property.  To the Company’s Knowledge, the Company and the Subsidiaries own a valid right, title, interest or license in and to the intellectual property necessary or material for the operation of their respective businesses, which includes all patents, patent applications, provisional patents, copyrights, common law copyrights, trade names, trademarks, service marks, technology, customer lists, internet domain names, know-how, processes, or any other intangible property rights, including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, procedures or registrations or applications relating to the same (“Intellectual Property”), except where the failure to so have would not, individually or in the aggregate, have a Material Adverse Effect. To the Company’s Knowledge, neither the Company nor any Subsidiary has violated or infringed upon the Intellectual Property rights of any other Person.  There are no claims pending or, to the Company’s Knowledge, threatened against the Company or any Subsidiary regarding any claim or infringement of any Intellectual Property belonging to any other Person and the Company has not received any notice (written or otherwise) of any claim of any such infringement.  To the Company’s Knowledge, all such Intellectual Property rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property rights.

Section 3.19

Internal Accounting and Disclosure Controls. The Company maintains a system of internal accounting controls that are designed to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorization, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (c) access to assets is permitted only in accordance with management’s general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at quarterly intervals and appropriate action is taken with respect to any material differences. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act) that are designed to provide reasonable assurance that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

Section 3.20

Certain Securities Law Matters.

(a)

Neither the Company nor any of its Affiliates, or any person acting on its or their behalf, directly or indirectly, has conducted or will conduct any general solicitation or general advertising (as those terms are used in Regulation D as promulgated by the Commission under the Securities Act) in connection with the offer or sale of any of the Purchased Shares.

(b)

Subject to the accuracy of Investor’s representations and warranties set forth in Article IV, the offer and sale of the Purchased Shares by the Company to Investor on the Closing Date will not require registration under the Securities Act or any applicable state securities law.  The Company is issuing the Purchased Shares in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Rule 506 under Regulation D as promulgated by the Commission under the Securities Act.

Section 3.21

Affiliate Transactions.  Except as disclosed in the SEC Reports, there have been no transactions, agreements, arrangements or understandings between the Company or any Subsidiary, on the one hand, and their respective directors, officers or Affiliates, on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K as promulgated by the Commission under the Exchange Act.

Section 3.22

Anti-Corruption Laws.  None of the Company or its Subsidiaries, and to the Company’s Knowledge, any of its respective officers, directors, agents or employees have, directly or indirectly, made or authorized any contribution, payment or gift of funds, or property to any official, employee or agent of any governmental agency, authority or instrumentality in any jurisdiction where either the payment or gift or the purposes of such contribution, payment or gift was, is, or will be prohibited under applicable law of any relevant locality at the time of such contribution, payment or gift, including without limitation, the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations promulgated thereunder and any other applicable anti-bribery or anti-corruption laws or regulations of any jurisdiction.

Section 3.23

No Other Representations or Warranties.  Except for the representations and warranties contained in this Article III, neither the Company nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of the Company.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF INVESTOR

Investor represents and warrants to the Company that the statements contained in this ARTICLE IV are true and correct as of the Closing Date.

Section 4.01

Organization and Authority of Investor.  Investor is a company duly organized, validly existing and in good standing under the Laws of Hong Kong.  Investor has full corporate power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery by Investor of this Agreement, the performance by Investor of its obligations hereunder and the consummation by Investor of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Investor.  This Agreement has been duly executed and delivered by Investor, and (assuming due authorization, execution and delivery by the Company) this Agreement constitutes a legal, valid and binding obligation of Investor enforceable against Investor in accordance with its terms.

Section 4.02

No Conflicts; Consents.  The execution, delivery and performance by Investor of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not: (a) conflict with or result in a violation or breach of, or default under, any provision of the certificate of incorporation, by-laws or other organizational documents of Investor; (b) conflict with or result in a violation or breach of any provision of any Law or Governmental Order applicable to Investor; or (c) require the consent, notice or other action by any Person under any contract to which Investor is a party. No consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Authority is required by or with respect to Investor in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

Section 4.03

Investment Purpose.  Investor is acquiring the Purchased Shares solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof.  Investor acknowledges that the Purchased Shares are not registered under the Securities Act, or any state securities laws, and that the Purchased Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act, or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable.  Investor is able to bear the economic risk of holding the Purchased Shares and, at the present time, is able to afford a complete loss of such investment.  Investor has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risk of its investment.

Section 4.04

Independent Investigation.  Investor has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Company, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records and other documents and data of the Company for such purpose.  Investor acknowledges and agrees that (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Investor has relied solely upon its own investigation and the express representations and warranties of the Company set forth in Article III of this Agreement, and (b) neither the Company nor any other Person has made any representation or warranty as to the Company or this Agreement, except as expressly set forth in Article III of this Agreement.

Section 4.05

Brokers.  No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Investor.

ARTICLE V
COVENANTS AND ADDITIONAL AGREEMENTS

Section 5.01

Covenants.  Unless the Company has received the prior written consent or waiver of Investor, the Company shall be subject to each of the following covenants:

(a)

The Company shall at all times maintain (i) under the Laws of the state of Delaware its valid corporate existence and good standing, (ii) its due license and qualification to do business and good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary and (iii) all material Permits necessary to the conduct of its businesses, in each case, except where the failure to comply with this Section 5.01 shall not have, individually or in the aggregate, a Material Adverse Effect.

(b)

The Company shall comply with all Laws applicable to it or its business, properties or assets, the violation of which would reasonably be expected to have a Material Adverse Effect.

(c)

The Company shall maintain with financially sound and reputable insurance companies (i) property and casualty and other insurance covering risks and hazards of such types and in such amounts as are customary for adequately-insured companies of similar size engaged in similar industries and lines of business, and (ii) directors and officers liability insurance.

(d)

 The Company shall keep adequate books, accounts and records in accordance with past custom and practice as used in the preparation of its financial statements.

(e)

No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Investor is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Investor could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and Investors.

(f)

The Company agrees that: (i) if the Company applies to have the Common Shares traded on any Trading Market other than the OTC Market, it will include in such application the Purchased Shares, and will take such other action as is necessary or desirable to cause the Purchased Shares to be listed on such other Trading Market as promptly as possible, and (ii) if the Company applies to have the Common Shares traded on any Trading Market other than the OTC Market, it will take all action reasonably necessary to continue the listing and trading of its Common Shares on a Trading Market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

(g)

Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate for any security of the Company and, in the case of loss, theft or destruction, upon delivery of an undertaking by the holder thereof to indemnify the Company (and, if requested by the Company, the delivery of an indemnity bond sufficient in the judgment of the Company to protect the Company from any loss it may suffer if a certificate is replaced), or, in the mutilation, upon surrender and cancellation thereof, the Company will issue a new certificate for an equivalent number of shares or another security of like tenor, as the case may be.

Section 5.02

Director Appointment.  Within ten days of the Closing Date, the board of directors of the Company shall pass a resolution that Yaozhong Shi shall become a director of the board of directors of the Company.

Section 5.03

Registration Rights.

(a)

Definitions.  For purposes of this Section 5.03:

(i)

The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

(ii)

Registrable Securities.  The term “Registrable Securities” means: (A) the Purchased Shares and the Warrant Shares under this Agreement and (B) any Common Shares issued as a dividend or other distribution with respect to, in exchange for or in replacement of the Purchased Shares.

(b)

Piggyback Registrations.  The Company shall notify Investor in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements on a form S-8 or S-4, or any successor forms) and will afford Investor an opportunity to include in such registration statement all or any part of the Registrable Securities then held by Investor. Investor desiring to include in any such registration statement all or any part of the Registrable Securities held by Investor shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities Investor wishes to include in such registration statement.  If Investor decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, Investor shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(i)

Underwriting.  If a registration statement under which the Company gives notice under this Section is for an underwritten offering, then the Company shall so advise the Investor.  In such event, the right of Investor to include Registrable Securities in a registration pursuant to this Section 5.03 shall be conditioned upon Investor’s participation in such underwriting and the inclusion of Investor’s Registrable Securities in the underwriting to the extent provided herein.  If Investor proposes to distribute its Registrable Securities through such underwriting, Investor shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting by the Company.  Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, and second, to Investor.  If Investor disapproves of the terms of any such underwriting, Investor may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement.  Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(ii)

Expenses.  All registration expenses incurred in connection with a registration pursuant to this Section shall be borne by the Company.  Investor participating in a registration pursuant to this Section shall bear its proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions and selling expenses incurred in connection with a registration pursuant to this Section.

(c)

Indemnification.  In the event any Registrable Securities are included in a registration statement:

(i)

By the Company.  To the extent permitted by law, the Company will indemnify and hold harmless Investor and each of its Representatives, against any Losses to which it may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such Losses arise out of or are based upon any of the following statements, omissions or violations (each a “Violation”): (1) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (2) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (3) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement; and the Company will reimburse Investor and its Representatives for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such Loss; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such Loss to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Investor or its Representatives.

(ii)

By Investor.  To the extent permitted by law, Investor will indemnify and hold harmless the Company and each of its Representatives and any underwriter, against any Losses to which the Company or any such   Representative or underwriter may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such Losses arise out of or are based upon any violation, in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished by Investor expressly for use in connection with such registration; and Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such   Representative or underwriter in connection with investigating or defending any such Loss; provided, however, that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of Investor, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by Investor under this Section in respect of any violation shall not exceed the net proceeds received by Investor in the registered offering out of which such violation arises.

(iii)

Notice.  Promptly after receipt by an indemnified party under this Section of notice of the commencement of any Action (including any governmental Action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party to the extent of such prejudice under this Section, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section.

(iv)

Survival.  The obligations of the Company and Investor under this Section shall survive the completion of any offering of Registrable Securities in a registration statement.

Section 5.04

Cooperation Regarding Rule 144.  As long as Investor owns any Purchased Shares, the Company will use commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.  As long as Investor owns any Purchased Shares, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to Investor and make publicly available in accordance with Rule 144(c) such information as is required for Investor to sell Purchased Shares under Rule 144.  The Company further covenants that it will take such further action as Investor may reasonably request (including to cause its counsel to issue appropriate legal opinions and to direct its transfer agent accordingly) to the extent required from time to time to enable the Investor to sell Purchased Shares without registration under the Securities Act in accordance with Rule 144.

Section 5.05

Preferred Supplier.  Investor, Retop LED Display Co., Ltd and its subsidiaries shall be the preferred suppliers of all the Company’s LED display projects; provided that the Company reserves the right to purchase similar or identical products from other suppliers with the consent of Investor (such consent not to be unreasonably withheld), based on, among other things, pricing, product availability, logistics, and specific customer requirements.  Investor agrees to provide competitive product, pricing, delivery and service for similar or identical products required or utilized in connection with Company’s business and available in the market.

Section 5.06

Further Assurances.  Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

ARTICLE VI
INDEMNIFICATION

Section 6.01

Survival.  Subject to the limitations and other provisions of this Agreement, the representations and warranties set forth in Sections 3.01, 3.02, 3.02, 4.01 and 4.02 shall survive the Closing indefinitely and all other representations, warranties, covenants and agreements of each party in this Agreement shall survive the Closing for the period explicitly specified therein and, if not specified, for a period of two years.  Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity (to the extent known at such time) and in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant covenant or agreement and such claims shall survive until finally resolved.

Section 6.02

Indemnification.  Subject to the other terms and conditions of this ARTICLE VI and notwithstanding Section 5.03, the Company and Investor shall indemnify and defend the other party and their respective Subsidiaries and Representatives (collectively, the “Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Indemnitees based upon, arising out of, with respect to or by reason of:

(a)

any inaccuracy in or breach of any of the representations or warranties of the such party contained in this Agreement or in any certificate or instrument delivered by or on behalf of the such party pursuant to this Agreement; or

(b)

any breach or non-fulfillment of any covenant, agreement or obligation required to be performed by the such party pursuant to this Agreement.

Section 6.03

Certain Limitations.  Notwithstanding anything contained in Section 6.02 or otherwise in this Agreement, the aggregate amount for all Losses for which either party hereto shall be liable pursuant to Sections 5.03 or 6.02 shall not exceed one hundred percent (100%) of the Purchase Price.

Section 6.04

Tax Treatment of Indemnification Payments.  All indemnification payments made under this Agreement shall be treated by the parties as an adjustment to the Purchase Price for tax purposes, unless otherwise required by Law.

Section 6.05

Exclusive Remedies.  The parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in Section 5.03 and this ARTICLE VI.  In furtherance of the foregoing, each party hereby waives, to the fullest extent permitted under Law, any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have against the other party hereto and its Affiliates and each of their respective Representatives arising under or based upon any Law, except pursuant to the indemnification provisions set forth in Section 5.03 and this ARTICLE VI.

ARTICLE VII
MISCELLANEOUS

Section 7.01

Expenses.  Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

Section 7.02

Notices.  All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.02):

If to the Company:	950 Third Avenue, Suite 2804, NY, NY 10022 Facsimile: 212-218-4660 E-mail: jmallain@trans-lux.com Attention: J.M. Allain, President and CEO
with a copy to:	Kristin A. Kreuder, Esq., Vice President and General Counsel E-mail: kkreuder@trans-lux.com
If to Investor:	Unit 27,13/F,Shing Yip Industrial Building 19-21 Shing Yip Street, Kwun Tong, Kowloon, HongKong Facsimile: +86-755-26002666 E-mail: 2375997478@qq.com Attention: Yaozhong Shi
with a copy to:	Edwards Wildman Palmer LLP 750 Lexington Avenue, New York, New York 10022 Facsimile: 1 888 325 1667 E-mail: hjiang@edwardswildman.com Attention: Howard Jiang, Esq.

Section 7.03

Interpretation.  For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole.  Unless the context otherwise requires, references herein: (x) to Articles and Sections mean the Articles and Sections of this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

Section 7.04

Headings.  The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 7.05

Severability.  If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.  Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 7.06

Entire Agreement.  This Agreement, together with the Schedules and Annexes referenced herein, constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, in each case both written and oral, with respect to such subject matter.

Section 7.07

Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed.  No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 7.08

No Third-party Beneficiaries.  Except as provided in ARTICLE VI, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 7.09

Amendment and Modification; Waiver.  This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto.  No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving.  No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver.  No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 7.10

Governing Law.

This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

Section 7.11

Dispute Resolution.  Any dispute, controversy, difference or claim (each, a “Dispute”) arising out of or relating to this Agreement or the interpretation, breach, termination, validity or invalidity thereof, shall be referred to arbitration upon the demand of either party to the dispute with notice (the “Arbitration Notice”) to the other.

(a)

The Dispute shall be settled by arbitration in Hong Kong administered by the Hong Kong International Arbitration Centre (the “HKIAC”) in accordance with the Hong Kong International Arbitration Centre Administered Arbitration Rules (the “HKIAC Rules”) in force when the Arbitration Notice is submitted.  There shall be one (1) arbitrator.  The HKIAC council shall select the arbitrator, who shall be qualified to practice law in the State of New York.  The official language of the arbitration shall be in English.

(b)

The costs of arbitration shall be determined by the arbitral tribunal.

(c)

The award of the arbitral tribunal shall be final and binding upon the parties thereto, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

(d)

The arbitral tribunal shall decide any Dispute submitted by the parties to the arbitration strictly in accordance with the substantive laws of the State of New York (without regard to principles of conflict of laws thereunder) and shall not apply any other substantive laws and regulations.

(e)

Any party to the Dispute shall be entitled to seek interim measures of protection and emergency relief, if possible, from any court of competent jurisdiction in accordance with the applicable laws and regulations of that jurisdiction pending the resolution of that dispute through arbitration as set forth in this Section 7.11.

(f)

When any Dispute occurs and when any Dispute is under arbitration, except for the matters in Dispute, the parties shall continue to fulfill their respective obligations and shall be entitled to exercise their rights under this Agreement.

Section 7.12

Waiver of Jury Trial.  EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.12

Section 7.13

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.  A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[Signature page on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

TRANS-LUX CORPORATION

By:	/s/ J.M. Allain
	Name:	J.M. Allain
	Title:	President and CEO

RETOP INDUSTRIAL (HONG KONG) LIMITED

By:	/s/ Hu Lieyong
	Name:	Hu Lieyong
	Title:	President and CEO

Schedules

Schedule 3.03

Capitalization

Please see the attached Schedule 3.03

Schedule 3.08

No Material Adverse Effect

None

Annex A
Opinion of Counsel